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
                                                                   Exhibit 99.2

                               Ford Motor Company

                2002 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                -------------------------------------------------

                                             2002 Planned
                                             ------------
                                                First
                                               Quarter
                                               -------
                                                (000)

North American Production and Imports
-------------------------------------

Car                                              390

Truck                                            660

   North American Production                   1,050
                                             -------
Mexican Domestic Units                       Incl. Above

Imports (Volvo, Jaguar, Land Rover, Fiesta)       50

   Total North America (Incl. Imports)         1,100


Overseas Vehicle Unit Sales                      627
                                             -------

Ford Worldwide                                 1,727
                                             =======

Over/(Under) Prior
------------------

   North America
                  Units:
                  - Issue                          0
                  - Quarter                       42
                  - Year                         (28)

                  Percentage:
                  - Issue                          0%
                  - Quarter                        4%
                  - Year                         (2)%

   Overseas
                  Units:
                  - Issue                        (43)
                  - Quarter                      (42)
                  - Year                         (72)

                  Percentage:
                  - Issue                        (6)%
                  - Quarter                      (6)%
                  - Year                        (10)%

   Worldwide
                  Units:
                  - Issue                        (43)
                  - Quarter                        0
                  - Year                        (100)

                  Percentage:
                  - Issue                        (2)%
                  - Quarter                        0%
                  - Year                         (5)%

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                                                              Investor Relations
                                                                         2/1/02